EXHIBIT 99.01





                            SHARE EXCHANGE AGREEMENT



                                  by and among



                          ATLANTIC WINE AGENCIES, INC.
                              a Florida Corporation


                                       and



                          NEW HEIGHTS 560 HOLDINGS LLC
                 a Cayman Islands Limited Liability Corporation








                         effective as of April 28, 2004




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                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT, made and entered into this 28th day of April, 2004 by and among Atlantic Wine Agencies, Inc., a Florida Corporation with its principal place of business located at 64 Knightsbridge, London UK SW1X ("AWA") and New Heights 560 Holdings LLC, a Cayman Islands Limited Liability Corporation with its principal place of business at One Regis Place, 90 Fort Street, P.O. Box 472, George Town, Grand Cayman, Cayman Islands R.W.I. ("New Heights").

                                    PREMISES

         A. This Agreement provides for the acquisition of New Heights by AWA whereby New Heights shall become a wholly owned subsidiary of AWA and in connection therewith, the issuance of 100,000,000 ($0.001 par value per share) shares of restricted common stock of AWA to the sole shareholder of New Heights.

         B. The boards of directors of New Heights and AWA have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    AGREEMENT

         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                       AWA

         As an inducement to and to obtain the reliance of New Heights, AWA represents and warrants as follows:

         SECTION 1.1 ORGANIZATION. AWA is a corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the AWA Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of AWA as in effect on the date hereof. The execution and


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delivery of this Agreement  does not and the  consummation  of the  transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of AWA's articles of incorporation or bylaws. AWA has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 1.2 CAPITALIZATION. The authorized capitalization of AWA consists of 150,000,000 Common Shares, $0.001 par value per share, and no Preferred Shares. As of the date hereof, AWA has 63,027 common shares issued and outstanding. AWA is presently a public company listed on the NASDAQ OTC Bulletin Board under the symbol "AWNA".

         All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. AWA has no other securities, warrants or options authorized or issued.

         SECTION 1.3 SUBSIDIARIES AND PREDECESSOR CORPORATIONS. AWA does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         SECTION 1.4 OPTIONS AND WARRANTS. There are no existing options, warrants, calls or commitments of any character to which AWA is a party and by which it is bound.

         SECTION 1.5 CLAIMS, LITIGATION AND PROCEEDINGS.To the best of AWA's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against AWA, affecting AWA or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of AWA. AWA does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         SECTION 1.6 MATERIAL CONTRACT DEFAULTS. To the best of AWA's knowledge and belief, AWA is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of AWA, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which AWA has not taken adequate steps to prevent such a default from occurring.

         SECTION 1.7 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which AWA is a party or to which any of its properties or operations are subject.


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         SECTION  1.8  GOVERNMENTAL   AUTHORIZATIONS.   To  the  best  of  AWA's
knowledge, AWA has all licenses, franchises, permits or other governmental authorizations legally required to enable AWA to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by AWA of this Agreement and the consummation of AWA of the transactions contemplated hereby.

         SECTION 1.9       TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of AWA are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) AWA has no liabilities  with respect to the payment of any country,
         federal,   state,   county,   local  or  other  taxes   (including  any
         deficiencies, interest or penalties).

         SECTION 1.10 INFORMATION. The information concerning AWA as set forth in this Agreement and in the AWA Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION 1.11 TITLE AND RELATED MATTERS.AWA owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with AWA's business. No third party has any right to, and AWA had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of AWA or any material portion of its properties, assets or rights.

         SECTION 1.12 APPROVAL OF AGREEMENT. The holders of a majority of the Common Voting Shares outstanding of AWA have authorized the execution and delivery of the Agreement by AWA and have approved the transactions contemplated hereby.


                                   ARTICLE II

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                 OF NEW HEIGHTS

         As an inducement to, and to obtain the reliance of AWA, New Heights represents and warrants as follows:


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

         SECTION 2.1 ORGANIZATION. New Heights is a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The set of corporate formation documents previously provided to AWA are complete and correct copies of the Articles of Association of New Heights as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of New Heights's Articles of Association. New Heights has full power, authority and legal right and has taken all action required by law, its Articles of Incorporation or otherwise to authorize the execution and delivery of this Agreement.

         SECTION 2.2 CAPITALIZATION. The authorized capitalization of New Heights consists of 50,000 shares of Common Stock and no shares of Preferred Stock. As of the date hereof, one share has been issued and Mr. Jeffrey Revell-Reade is the shareholder of such share. All issued and outstanding New Heights shares have been legally issued and are nonassessable as of April 28, 2004.

         SECTION 2.3 SUBSIDIARIES. Other than Mount Rozier Properties and Mount Rozier Estates (Pty) Ltd., both of which are incorporated pursuant to the laws of South Africa, New Heights does not own, beneficially or of record, any shares of any other corporation.

         SECTION 2.4  TAX MATTERS; BOOKS & RECORDS

         (a) The books and records, financial and others, of New Heights are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

         (b) New Heights has no liabilities with respect to the payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

         SECTION 2.5 INFORMATION. The information concerning New Heights as set forth in this Agreement and in the New Heights Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         SECTION  2.6  TITLE  AND  RELATED  MATTERS.New  Heights  has  good  and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets"), free and clear of all liens, pledges, charges or encumbrances. New Heights owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any


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nature  whatsoever and all procedures,  techniques,  marketing  plans,  business plans, methods of management or other information utilized in connection with New Heights's business. No third party has any right to, and New Heights had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of New Heights or any material portion of its properties, assets or rights.

         SECTION 2.7 LITIGATION AND PROCEEDINGS. There are no actions, suits or proceedings pending or, to the best of New Heights's knowledge and belief, threatened by or against or affecting New Heights, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of New Heights. New Heights does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

         SECTION 2.8  CONTRACTS.  On the Closing Date:

                           (a) New Heights is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as New Heights can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of New Heights; and

                           (b) New Heights is not a party to any  material  oral
                  or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.

         SECTION 2.9 NO CONFLICT WITH OTHER INSTRUMENTS.The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which New Heights is a party or to which any of its properties or operations are subject.


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         SECTION 2.10 MATERIAL CONTRACT  DEFAULTS.  To the best of New Heights's knowledge and belief, New Heights is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of New Heights, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which New Heights has not taken adequate steps to prevent such a default from occurring.

         SECTION 2.11 GOVERNMENTAL AUTHORIZATIONS. To the best of New Heights's knowledge, New Heights has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by New Heights of the transactions contemplated hereby.

         SECTION 2.12 COMPLIANCE WITH LAWS AND REGULATIONS. To the best of New Heights's knowledge and belief, New Heights has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, assets or condition of New Heights or would not result in New Heights's incurring any material liability.

         SECTION 2.13 INSURANCE. To the best of our knowledge we do not possess any insurable properties. As a result, we do not maintain any insurance policies on any person or property.

         SECTION 2.14 APPROVAL OF AGREEMENT. The holders of the majority of the Common Voting Shares of New Heights shall, in accordance with Section 7.2 of this Agreement, authorize the execution and delivery of the Agreement by New Heights and have approved the transactions contemplated hereby.

         SECTION 2.15 MATERIAL TRANSACTIONS OR AFFILIATIONS. New Heights has provided AWA with copies of all material contracts to which New Heights is a party and which are to be performed in whole or in part after the date hereof. New Heights has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any of its directors or person owning of record, or known by New Heights to own beneficially, ten percent (10%) or more the issued and outstanding Common Stock of New Heights and which is to be performed in whole or in part after the date hereof. New Heights has no commitment, whether written or oral, to lend and funds to, borrow and money from or enter into any other material transactions with, any such affiliated person.

         SECTION 2.16 LABOR RELATIONS. New Heights has never had a work stoppage resulting from labor problems.

         SECTION 2.17 NATURE OF BOOKS AND RECORDS. It is acknowledged that New Heights books and records must be in auditable condition and that such audit must be completed within seventy-five (75) of this Agreement. The books and records of New Heights are in such auditable condition.


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                                   ARTICLE III

                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

         SECTION 3.1 SHARE EXCHANGE/DELIVERY OF NEW HEIGHTS SECURITIES. Upon due and complete execution of the shareholder's consent referenced in Section 7.2 of this Agreement, the New Heights shareholders, relinquish all rights, title and interest to and in the New Heights Common Shares held by them and authorize the cancellation of such shares by AWA.

         SECTION 3.2 TRANSFER OF NEW HEIGHTS COMMON SHARES. In exchange for all of the New Heights Common Shares tendered pursuant to Section 3.1, AWA Shareholders shall issue an aggregate of 100,000,000 "restricted" AWA Common Shares to the sole shareholder of New Heights. Such shares shall be "restricted" in accordance with Rule 144 of the Securities Act of 1933, as amended.

         SECTION 3.3 EVENTS PRIOR TO CLOSING. Upon execution hereof or as soon thereafter as practicable, management of New Heights and AWA shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

         SECTION 3.4 CLOSING. The closing ("Closing") of the transactions contemplated by this Agreement shall be upon due execution of this Agreement.

         SECTION 3.5 DIRECTORS OF NEW HEIGHTS AFTER ACQUISITION. The Board of directors of AWA will not change as a result of the Exchange.


                                   ARTICLE IV

                                SPECIAL COVENANTS

         SECTION 4.1 ACCESS TO PROPERTIES AND RECORDS. It is acknowledged by each of AWA and New Heights, that its officers and authorized representatives have been afforded full access to the other's properties, books and records of New Heights and AWA as the case may be, so that each had full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each has furnished the other with such additional financial and operating data and other information as to the business and properties of New Heights and AWA as the case may be, as the other shall from time to time reasonably request.


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         SECTION 4.2  AVAILABILITY OF RULE 144. Each of the parties  acknowledge that the stock of AWA to be issued pursuant to this Agreement will be "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act. AWA is under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of AWA holding restricted securities of AWA as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

         SECTION 4.3 SPECIAL COVENANTS AND REPRESENTATIONS REGARDING THE NEW HEIGHTS COMMON SHARES TO BE ISSUED IN THE EXCHANGE. The consummation of this Agreement, including the issuance of the AWA Common Shares to the Shareholders of New Heights as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the New Heights Shareholders acquire such securities.

         SECTION 4.4 THIRD PARTY CONSENTS. New Heights and AWA agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         SECTION 4.5  INDEMNIFICATION.

                           (a) New Heights  hereby  agrees to indemnify  AWA and
                  each of the officers, agents and directors of AWA as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement in addition to any shareholder action filed against AWA officers or directors based on this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

                           (b) AWA and its officers and directors  hereby agrees
                  to indemnify New Heights and each of the officers, agents, directors and current shareholders of New Heights as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the


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                  representation regarding no liabilities referred to in Section
                  2.4 (b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF AWA

         The obligations of AWA under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         SECTION 5.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by New Heights in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and New Heights shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by New Heights prior to or at the Closing.

         SECTION 5.2 SHAREHOLDER APPROVAL. All of the Shareholders of New Heights shall have approved this Agreement and the transactions contemplated herein.

         SECTION 5.3 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or New Heights.

         SECTION 5.4 1934 SECURITIES ACT FILINGS. New Heights will be required to keep the Company current in its filing pursuant to the Securities Exchange Act of 1934, including the filing of an 8-K within fifteen (15) days after the Closing and amended 8-K with two years audited financial statements within sixty days after filing of the initial 8-K.

         SECTION  5.5  OTHER  ITEMS.   AWA  shall  have  received  such  further
documents, certificates or instruments relating to the transactions contemplated hereby as AWA may reasonably request.

                                   ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW HEIGHTS

         The obligations of New Heights under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

         SECTION 6.1 ACCURACY OF REPRESENTATIONS. The representations and warranties made by AWA in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement)


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

with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and AWA shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by AWA prior to or at the Closing.

         SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations or nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of AWA.


                                   ARTICLE VII

                   CONDITIONS SUBSEQUENT TO OBLIGATIONS OF AWA

         SECTION 7.1 NEW HEIGHTS AUDITED FINANCIAL STATEMENTS. As soon as practicable, but in no event more than seventy-five calendar days from the Closing, New Heights shall deliver to AWA's counsel audited financial statements prepared in accordance with U.S. generally accepted accounting principles.

         SECTION 7.2 UNANIMOUS SHAREHOLDER APPROVAL. New Heights has received consent of its sole shareholder to enter into this Agreement and shall deliver to AWA's counsel within 5 business days after the execution of this Agreement copies of such consent in a form acceptable to AWA's counsel. A facsimile copy of such shareholders' consent shall suffice for the purposes of satisfying the time requirement under this Section 7.2.

         SECTION 7.3 AWA FINANCIAL STATEMENTS. As soon as practicable, but in no event more than forty-five (45) calendar days from the Closing Date, AWA shall deliver to New Heights's counsel financial statements including balance sheet, income statement, statement of cash flows and statement of stockholders' equity prepared in accordance with generally accepted accounting principals.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         SECTION 8.1 BROKERS AND FINDERS. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in
Schedule 8.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         SECTION 8.2 LAW, FORUM AND JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida, United States of America.

         SECTION 8.3 NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to AWA:            64 Knightsbridge
                               London, UK SW1X

         If to New Heights:    One Regis Place, 90 Fort Street
                               P.O. Box 472
                               George Town, Grand Cayman
                               Cayman Islands R.W.I.


or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

         SECTION 8.4 ATTORNEYS' FEES. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         SECTION 8.5 CONFIDENTIALITY. Each party hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         SECTION 8.6 SCHEDULES; KNOWLEDGE. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         SECTION 8.7 THIRD PARTY BENEFICIARIES.This contract is solely among New Heights, New Heights Shareholders, AWA and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.


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

         SECTION 8.8 ENTIRE AGREEMENT.This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except a set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         SECTION 8.9 SURVIVAL; TERMINATION. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 12 months.

         SECTION 8.10 COUNTERPARTS. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         SECTION 8.11 AMENDMENT OR WAIVER. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         SECTION 8.12 INCORPORATION OF RECITALS.All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         SECTION 8.13 EXPENSES. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

         SECTION 8.14 HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         SECTION 8.15 BENEFIT. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         SECTION 8.16 SEVERABILITY. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         SECTION 8.17 FAILURE OF CONDITIONS; TERMINATION.In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         SECTION 8.18 NO STRICT CONSTRUCTION. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         SECTION 8.19 EXECUTION KNOWING AND VOLUNTARY. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

ATTEST:                                  ATLANTIC WINE AGENCIES, INC.


/s/ Alastair McCrae                          By: /s/ Harry Chauhan
                                             HARRY CHAUHAN
                                             PRESIDENT


                                             MAJORITY SHAREHOLDER OF
                                             ATLANTIC WINE AGENCIES, INC.


                                             ROSEHILL INVESTMENTS LTD.


                                             BY: /s/ (UNREADABLE)
                                                  NAME:
                                                        (59,861 SHARES)


ATTEST:                                  NEW HEIGHTS 560 HOLDINGS LLC


                                         By: Jeffrey Revell Reade
---------------------------------            --------------------------
                                             NAME: JEFFREY REVELL READE
                                             PRESIDENT AND CHAIRMAN


                                             MAJORITY SHAREHOLDER OF NEW HEIGHTS


                                             /s/ JEFFREY REVELL READE
                                             JEFFERY REVELL-READE (1 SHARE)